SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Government Cash Management Fund
Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor for DWS Government Cash Management Fund (the “fund”), a feeder fund of Government Cash Management Portfolio, the Board of Trustees of Deutsche DWS Money Market Trust has authorized, on behalf of the fund, the fund’s termination and liquidation, which will be effective on or about August 31, 2022 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The operational costs of the liquidation, including the notification to shareholders, will be borne by the Advisor. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) on such redemption date for all shares they redeem. Shareholders whose shares are redeemed automatically on the Liquidation Date will receive the net asset value per share (normally, $1.00) for all shares they own on the Liquidation Date. As the Liquidation Date approaches, the fund’s assets not already converted to cash or cash equivalents will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective.
The fund will be closed to new investors effective immediately. Retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date and the fund will continue to accept subsequent investments and dividend reinvestments for existing accounts until the Liquidation Date, except that subsequent investments made by check or Automated Clearing House debit entries will no longer be accepted by the fund beginning two weeks prior to the Liquidation Date. Shareholders who redeem shares using the checkwriting redemption privilege offered by the fund are advised to stop using this privilege at least two weeks prior to the Liquidation Date to ensure that any redemption checks are presented to the fund for payment on or prior to the Liquidation Date since any such redemption checks presented to the fund after the Liquidation Date will not be honored.
Please Retain This Supplement for Future Reference
June 24, 2022
PROSTKR22-56